United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street
Suite 1200
Richmond, Virginia 23219
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 1, 2019 (the “Closing Date”), Union Bankshares Corporation (“Union”), the parent holding company of Union Bank & Trust, completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of October 4, 2018, as amended on December 7, 2018, and a related Plan of Merger (the “Agreement”), by and between Union and Access National Corporation (“Access”), the parent holding company of Access National Bank. On the Closing Date, (i) Access was merged with and into Union, with Union continuing as the surviving corporation (the “Merger”) (the effective time of the Merger, the “Effective Time”) and (ii) shortly thereafter, Access National Bank was merged with and into Union Bank & Trust, with Union Bank & Trust continuing as the surviving bank (together with the Merger, the “Mergers”). The Mergers were described in the Registration Statement on Form S-4 (File No. 333-228455) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 16, 2018 and amended on December 10, 2018 (the “Registration Statement”).

At the Effective Time, pursuant to the terms of the Agreement, each share of common stock, par value $0.835 per share, of Access, excluding certain specified shares owned by Union or Access, was converted into the right to receive 0.75 shares of common stock, par value $1.33 per share, of Union (“Union Common Stock”), with cash paid in lieu of fractional shares (the “Merger Consideration”).

The foregoing summary of the Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to the Registration Statement, which is incorporated by reference as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Agreement, the Union board of directors (the “Board”) appointed Michael W. Clarke to fill a vacancy on the Board, effective as of the Effective Time, to hold such office until the next annual meeting of Union’s shareholders and until his successor is elected and qualified or until his resignation or removal. Prior to the Merger, Mr. Clarke served as President and Chief Executive Officer of Access. In accordance with the terms of the Agreement, Mr. Clarke will be nominated for reelection at the next annual meeting of Union’s shareholders following the Effective Time. Mr. Clarke will be entitled to receive compensation as a non-employee member of the Board, as described the section entitled “Director Compensation” in Union’s 2018 Proxy Statement, filed with the SEC on March 21, 2018. In connection with such appointment, Mr. Clarke has been appointed to the Risk Committee of the Board.

Since the beginning of the last fiscal year there have been no related party transactions between Union and Mr. Clarke that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 1, 2019, Union issued a press release announcing the consummation of the Mergers and rebranding. A copy of the press release is attached as Exhibit 99.1 hereto.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01. Other Events.

Mr. Clarke entered into a consulting agreement with Union (the “Clarke Consulting Agreement”), effective as of the Effective Time. A description of the terms of the Clarke Consulting Agreement is set forth in the section titled “The Mergers-Interests of Access’s Directors and Executive Officers in the Mergers” of the Registration Statement and such description is incorporated herein by reference. The description of the Clarke Consulting Agreement is not complete and is subject to and qualified in its entirety by reference to the Clarke Consulting Agreement, a copy of which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

(i)     The audited consolidated balance sheets of Access as of December 31, 2017 and 2016, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes and report of the independent auditor thereto, are incorporated herein by reference to the Registration Statement as well as to Union’s Current Report on Form 8-K filed on November 16, 2018.

(ii)    The unaudited consolidated balance sheets of Access as of September 30, 2018 and December 31, 2017, and the related unaudited consolidated statements of operations and comprehensive income for the three and nine months ended September 30, 2018 and 2017 and consolidated statements of changes in shareholders’ equity and cash flows for the nine months ended September 30, 2018 and 2017, and the related notes thereto, are incorporated herein by reference to the Registration Statement as well as to Union’s Current Report on Form 8-K filed on November 16, 2018.

(b) Pro forma financial information.

(i)    The unaudited pro forma condensed combined balance sheet of Union as of September 30, 2018, and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2018 and the year ended December 31, 2017, and the related notes thereto, are incorporated herein by reference to the Registration Statement as well as to Union’s Current Report on Form 8-K filed on November 16, 2018.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Reorganization, dated as of October 4, 2018, as amended on December 7, 2018, by and between Union Bankshares Corporation and Access National Corporation (incorporated herein by reference to Annex A to the Registration Statement on Form S-4/A (File No. 333-228455) filed by Union Bankshares Corporation on December 10, 2018).*

99.1	Press release issued by Union Bankshares Corporation on February 1, 2019.
99.2	Consulting Agreement, dated as of February 1, 2019, by and between Union Bankshares Corporation and Michael W. Clarke.
* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Union agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: February 1, 2019	By:	/s/ Robert M. Gorman
	Name:	Robert M. Gorman
	Title:	Executive Vice President and
Chief Financial Officer

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